                               AMENDMENT TO LEASE
                             (Cover Sheet Attached)

         Whereas, tenant desire to lease an additional 1,024 sq. ft. previously shown on Exhibit C as CHCP Medical record storage and Landlord is desirous of leasing said space to tenant, both Tenant and Landlord agree that the square footage of lease will be increased to 5,194 sq. ft. and the percentage of common area space and excess tax etc. shall be increased to 10.64%.

         Additionally, Tenant and Landlord agree that Tenant shall be responsible for 100% of the utilities for this 5,194 sq. ft. which is 26.78% of the commonly metered space occupied by OptiCare Eye Health Centers, Inc., Rehab Health, P.C., and Urology Specialists, P.C.

         The other terms and conditions of lease dated September 1, 1995 shall remain the same.


                  LANDLORD:
                           FRENCH'S MILL ASSOCIATES II, LLP

                                    By:      /s/ W. Scott Peterson
                                             ---------------------
                                             W. SCOTT PETERSON
                                                      Managing Partner
                                    Date:           9-30-97
                                                    -------

                  TENANT:
                           OPTICARE EYE HEALTH CENTERS, INC.

                                    By:      /s/ Dean Yimoyines
                                             ------------------
                                             DEAN YIMOYNES
                                                      President

                                    Date:           9/30/97

                                 LEASE AGREEMENT
                                DATED: 9/1 , 1995


                                     BETWEEN


                     FRENCH'S MILL ASSOCIATES II (LANDLORD)


                                       AND


              OPTICARE EYE HEALTH CENTER, P.C. - WATERBURY (TENANT)


                                    PROPERTY:
                  160 ROBBINS STREET (LOWER LEVEL, 4,170 S.F.)
                             WATERBURY, CONNECTICUT





                                      INDEX



ARTICLE                                                                    PAGE

ARTICLE I
         DEMISED, PREMISES, TERM, OPTION, RENTS...........................1

ARTICLE II
         USE AND CONDITION................................................2

ARTICLE III
         CONSTRUCTION OF THE DEMISED PREMISES.............................2

ARTICLE IV
         UTILITIES........................................................3

ARTICLE V
         ADJUSTMENTS OF RENT..............................................3

ARTICLE VI
         SUBORDINATION, NOTICE TO MORTGAGEES..............................5

ARTICLE VII
         QUIET ENJOYMENT..................................................6

ARTICLE VIII
         ASSIGNMENT.......................................................6

ARTICLE IX
         COMPLIANCE WITH LAWS AND REQUIREMENTS OF PUBLIC AUTHORITIES......7

ARTICLE X
         FIRE INSURANCE COMPLIANCE - WAIVER OF SUBROGATION................8

ARTICLE XI
         RULES AND REGULATIONS............................................9

ARTICLE XII
         TENANT' S ALTERATIONS...........................................10

ARTICLE XIII
         TENANT'S PROPERTY...............................................11

ARTICLE XIV
         REPAIRS MID MAINTENANCE.........................................12

ARTICLE XV
         INTERRUPTION OF SERVICES........................................13

ARTICLE XVI
         ACCESS, CHANGES IN BUILDING FACILITIES, NAME....................14

ARTICLE XVII
         NOTICE OF ACCIDENTS.............................................14

ARTICLE XVIII
         INSURANCE, NON-LIABILITY AND INDEMNIFICATION....................15

ARTICLE XIX
         DESTRUCTION OR DAMAGE...........................................16

ARTICLE XX
         EMINENT DOMAIN..................................................16

ARTICLE XXI
         SURRENDER.......................................................17

ARTICLE XXII
         TENANT'S DEFAULT................................................17

ARTICLE XXIII
         WAIVERS.........................................................19

ARTICLE XXIV
         NO OTHER WAIVERS OR MODIFICATIONS...............................20

ARTICLE XXV
         CURING TENANT'S DEFAULTS, ADDITIONAL RENT.......................21

ARTICLE XXVI
         BROKER..........................................................21

ARTICLE XXVII
         NOTICES.........................................................21

ARTICLE XXIX
         REPRESENTATIONS.................................................23

ARTICLE XXX
         LIMITATIONS OF OBLIGATIONS......................................23

ARTICLE XXXI
         CONSTRUCTION OF LEASE...........................................24

ARTICLE XXXII
         WASTE...........................................................24

ARTICLE XXXIII
         JANITORIAL SERVICES AND TRASH REMOVAL...........................25

ARTICLE XXXIV
         PARKING.........................................................25

ARTICLE XXXV
         SIGNAGE.........................................................25

RIDER I

         ADJUSTMENT OF FIXED MINIMUM RENT................................27

         LEASE dated 9/1 , 1995, by and between FRENCH'S MILL ASSOCIATES II, a Connecticut general partnership having a principal place of business in the City of Waterbury, County of New Haven and State of Connecticut (hereinafter referred to as "Landlord"), and OPTICARE EYE HEALTH CENTER, P.C. - WATERBURY, a Connecticut corporation having a principal place of business in the said City of Waterbury, County of New Haven and State of Connecticut (hereinafter referred to as "Tenant").

W I T N E S S E T H:


                                    ARTICLE I
                     DEMISED, PREMISES, TERM, OPTION, RENTS

         1.1. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, space in the Building (hereinafter defined) owned by Landlord and located at 160 Robbins Street, Waterbury, Connecticut. The building is hereinafter referred to as "Building"; and the land and upon which the Building is located is hereinafter referred to as "Land", said Building and Land being more particularly bounded and described on Exhibit A, and shown on Exhibit B, both being attached hereto and hereby made a part hereof. The Building, Land and any other improvements thereon are hereinafter collectively referred to as the "Project".

         1.2. The space hereby leased to Tenant is situated on the lower level of the building and consists of 4,170 square feet and is shown on Exhibit C attached hereto and hereby made a part hereof. Said space, together with all fixtures and equipment which at the commencement or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article XIII), constitute and are hereinafter called the "Demised Premises". In addition, Tenant shall have, as appurtenant to the Demised Premises, the non-exclusive right to use, and permit its invitees to use in common with others, public or common lobbies, hallways, stairways, and passenger elevators in the Building, subject however, to all reasonable rules and regulations from time to time established by Landlord.

         1.3. This Lease shall be for a term of fifteen (15) years, commencing September 1, 1995.

         1.4. During the first five (5) years of the leasehold term, the Tenant agrees to pay to the Landlord a fixed minimum annual rental of the sum of Fifty-Four Thousand Two Hundred Ten & 00/100Oths Dollars ($54,210.00), payable in equal monthly installments of Four Thousand Five Hundred Seventeen & 50/100ths Dollars ($4,517.50) each, on the first day of each month, in advance. Thereafter, the fixed minimum annual rental shall be adjusted in accordance with Rider' I attached hereto and made a part hereof.

         1.5 Tenant shall have the option to extend this Lease for two (2) additional terms of ten (10) years each on the same terms and conditions as herein provided. Said option shall be exercised by written notice from Tenant to Landlord at least six (6) months prior to the expiration of the then existing leasehold term. If Tenant holds over without having or exercising said option to extend, it shall be considered a month-to-month Tenant and shall pay the adjusted rental as set forth in Rider I herein, plus twenty-five percent (25%) of the adjusted rental, as a privilege for holding over.

         1.6. Tenant agrees to pay to Landlord the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable without demand therefor and without any abatement, deduction or set off, except as specifically provided for herein.

         1.7. If the date Tenant is obligated to commence payment of rent falls on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated (on a thirty day basis) so that all future rental payments shall be made on the first day of a calendar month and the leasehold term shall be extended accordingly.

         1.8. Tenant agrees that it, its permitted assignees or sub-lessees shall use the Demised Premises for the sole and exclusive purpose of conducting therein all office uses, and all activities reasonably associated therewith.


                                   ARTICLE II
                                USE AND CONDITION

         2.1. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its' expenses, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

         2.2. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises, or for the Building or in violation of any rules and/or regulations prescribed in Exhibit D, annexed hereto.


                                   ARTICLE III
                      CONSTRUCTION OF THE DEMISED PREMISES

         3.1. The Demised Premises shall be delivered by Landlord to Tenant as-is.

                                   ARTICLE IV
                                    UTILITIES

         4.1. The Tenant shall be solely responsible for all charges for electric, light and power, heating of hot water and the cost for the operation of heating and air conditioning to the Demised Premises. Landlord shall pay for water consumed on the Demised Premises.


                                    ARTICLE V
                               ADJUSTMENTS OF RENT

         5.1. "Taxes" shall mean the real estate taxes imposed upon the Project by any governmental bodies or authorities having power to tax the Project. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions, or charges, now levied, there shall be levied, assessed and imposed, (i) a tax assessment, levy, imposition, or charge wholly or partially as a capital levy or otherwise on the rents received therefrom or (ii) a license fee measured by the rent payable by Tenant to Landlord, or (iii) any other such additional or substitute tax, assessment, levy, imposition or charges as the part thereof so measured or based shall be deemed to be included within the term "Tax" for the purpose thereof. Tenant shall have no obligation to pay income, estate or franchise taxes of the Landlord.

         5.2. "Base Tax" imposed upon the Project shall mean the amount of the taxes payable on the Grand List of October 1, 1986, in the amount of $122,791.46.

         5.3. "Excess Tax" or "Excess Taxes" shall mean any amount of Taxes payable by Landlord upon the Project in any Tax Year in excess of the Base Tax.

         5.4. "Tax Year" shall mean a twelve (12) month period beginning on October 1st of one year and ending on September 30th of the following year.

         5.5. "Tenant's Proportionate Share" of the Excess Tax shall be ten percent (10%), which is 4,170 square feet divided by 41,720, the total rentable square feet in the Building.

         5.6. "Permanent Improvements" shall mean any leasehold improvement made by Tenant, unless such improvement shall be assessed against the Tenant by the taxing authority as personal property.

         5.7. Tenant agrees throughout the term of this Lease to pay to Landlord, Tenant's Proportionate Share of any Excess Taxes. (That amount payable by Tenant is hereinafter called the "Tax Payment"). In the event this Lease shall commence or terminate during any Tax Year, then Tenant's Tax Payment for that Tax Year shall be prorated on a twelve (12) month basis. Tenant agrees to pay the amount of such Tax Payment to the Landlord within thirty (30) days after submission of a bill therefor, which shall be paid in two installments: July 1 and February 1 of each year.

         5.8. If Landlord shall receive a refund for any Tax Year of any Excess Tax in which a Tax Payment shall have been made by Tenant, Landlord shall repay to Tenant, Tenant's Proportionate Share of such refund after deducting therefrom Tenant's Proportionate Share of the costs and expenses (including but not limited to attorney's fees and appraiser's fees) of obtaining such refund.

         5.9.     "Operating Expense Charges" shall include the following:

                  (i) cleaning of all common areas which are not in the exclusive possession and control of any one tenant, i.e., bathrooms, stairways, elevator, hallways, lobby, garage, storage areas, all parking areas;

                  (ii) cost of all common area utilities including common area lighting, common area electrical, water and elevator maintenance;

                  (iii) maintenance and repair of all interior and exterior structural and mechanical components of Building including heating system, electrical system, plumbing system, sprinkler system and air-conditioning system;

                  (iv) trash removal, landscape maintenance and parking lot maintenance;

                  (v) cost of fire, liability and extended coverage insurance for the Project;

                  (vi) management fees and any miscellaneous charges and expenses which legitimately relate to the maintenance, repair and operation of the building and parking areas.

         5.10. "Base Operating Expense Charges" shall mean the amount of said charges as defined herein incurred by the Landlord during the twelve (12) month period beginning January 1, 1987, and ending on December 31, 1987, in the am6unt of Twenty-Seven Thousand Three Hundred Thirty-Four and 45/100ths Dollars ($27,334.45).

         5.11. "Excess Operating Expense Charges" shall mean any increase in the amount of said charges incurred by the Landlord over the Base Operating Expense Charges, as herein above defined.

         5.12. Tenant's proportionate share of the "Excess Operating Expense Charges" shall be ten percent (10%) which is 4,170 square feet divided by 41,720, the total rentable square feet in the Building.

         5.13. Tenant agrees throughout the term of this Lease to pay to Landlord Tenant's proportionate share of any Excess Operating Expense Charges as defined herein in accordance with tenant's proportionate share as defined herein, which is ten percent (10%).

         5.14. Tenant agrees to pay the amount of Excess Operating Expense Charges to the Landlord within thirty (30) days after the submission of a bill therefor.

         5.15. Said bill for Excess Operating Expense Charges shall be sent annually to the Tenant and shall be accompanied by a detailed statement from the Landlord outlining the Operating Expense Charges.

         5.16. The Excess Operating Expense Charges allocated to the Tenant each year shall also serve as an estimate of said charges for the next calendar year. Each calendar year said charge shall be divided by twelve (12) and shall be payable in twelve (12) equal monthly installments commencing January 1 of each year. At the end of each calendar year, when the above described Excess Operating Expense Charges accounting is made, the Tenant shall receive credit for said estimated portion already paid during the year and the Tenant shall be liable only for the remainder of its actual allocated charge. If the portion already paid exceeds the allocated charge, then the Tenant shall receive a reimbursement for any amount over-paid. The intent hereof is that the Tenant will be paying on a monthly basis an estimate of the Tenant's share of the current year's Excess Operating Expense Charges based upon the previous year's actual operating charges.

         5.17. Tenant shall have the right, at any reasonable time, to examine the books of the Landlord to verify these charges.


                                   ARTICLE VI
                      SUBORDINATION, NOTICE TO MORTGAGEES

         6.1. This Lease shall be subject and subordinate at all times to any and all mortgage or mortgages hereafter placed on or against the Demised Premises and to all renewals, modifications, consolidations, replacements and extensions thereof, which said mortgage or mortgages may be in any principal amount or amounts, provided that the mortgagee or mortgagees is or are a lending institution or institutions and/or an insurance company or companies duly authorized to do business in the State of Connecticut

         6.2 In confirmation of such subordination, the Tenant shall execute and deliver promptly any certificate or instruments subordinating this Lease and the leasehold estate hereby granted to any such mortgage or mortgages, and to the lien thereof, that the Landlord may request; provided, always however, that this Article VI is and shall be self-executing, and that this Lease is and shall be subject and subordinate to all such mortgage or mortgages, without the execution by the Tenant of any instrument or instruments whatsoever.

         Notwithstanding said subordination, this Lease shall continue in full force and effect, and the Tenant's rights hereunder shall not be disturbed except as in this Lease provided, and such nondisturbance status shall be acknowledged by the mortgagee to whom the subordination runs.


                                   ARTICLE VII
                                 QUIET ENJOYMENT

         7.1. So long as Tenant pays all of the fixed rent and additional rent due hereunder and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises. This covenant shall be binding upon the Landlord only so long as Landlord is in possession and collecting rent from Tenant and all liability of Landlord hereunder shall cease upon a transfer of Landlord's interest in the Building but shall thereafter be binding upon the transferee of Landlord's interest.


                                  ARTICLE VIII
                                   ASSIGNMENT

         8.1. The Tenant shall have no right to assign this Lease, or sublet the premises, unless it shall first, in writing, request the Landlord for permission to do so, which permission shall not be unreasonably withheld or delayed. If such request is reasonable, the Landlord, at his option, shall either:

                  (i) give the Tenant such permission, and thereafter upon such assignment or subletting, the Tenant shall continue to be as fully responsible for all the obligations under this Lease, as though it continued to occupy the Demised Premises;

                  (ii) terminate this Lease, in which case it shall notify the Tenant of such election, and this Lease shall, by virtue of such notice, terminate on the last day of the month in which such notice is given.

         8.2. In the event Landlord consents to an assignment or sublet by the Tenant as set forth above:

                  (i) Tenant covenants and agrees that immediately upon entering into said assignment or sublease, Tenant will deliver to the Landlord a true and correct copy of same;

                  (ii) In the event that the Tenant shall default in the performance of any of the terms, provisions, covenants, agreements or conditions of this Lease on the part of the Tenant to be performed, and should default continue for the respective periods in this Lease set forth, the Landlord shall have the right, at its option, forthwith and without notice, to collect the rentals and other charges from the subtenant or assignee, and apply them to curing the default or defaults of the Tenant hereunder until such default or defaults have been cured.


                                   ARTICLE IX
          COMPLIANCE WITH LAWS AND REQUIREMENTS OF PUBLIC AUTHORITIES

         9.1. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of public authority, and at its expense shall comply with all laws and requirements of public authorities which shall, with respect to the Demised Premises or the use and occupancy thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant arising from (i) Tenant's use of the Demised Premises,
(ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (iii) any cause or condition created by the Tenant, or (iv) breach of any of Tenant's obligations hereunder. However, Tenant shall not be required to make any structural or other substantial change in the Demised Premises unless the requirement arises from a cause or condition referred to in clauses (i), (ii), (iii), or (iv) above. Furthermore, Tenant need not comply with any such law or requirement of public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Article
9.2. Landlord, at its expense, shall comply with all other such laws and requirements of public authorities as shall affect the Demised Premises, but may similarly contest the same. Said contest shall not affect Tenant's ability to operate its business.

         9.2. Tenant may, at its expense, (and if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any law or requirement of public authority, and Landlord shall cooperate with Tenant in such proceedings, provided that:

                  (i) Landlord shall not be subject to criminal penalty or to prosecution for a crime nor shall the Demised Premises or any part thereof be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest;

                  (ii) Such noncompliance or contest shall not constitute or result in any violation of any superior mortgage, or if such superior mortgage shall permit such noncompliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be furnished at the expense of Tenant; and

                  (iii) Tenant shall keep Landlord advised as to the status of such proceedings.


                                   ARTICLE X
               FIRE INSURANCE COMPLIANCE - WAIVER OF SUBROGATION

         10.1. Tenant shall not violate, or permit the violation of, any condition imposed by the fire insurance policies carried by Landlord with respect to the Project and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Demised Premises which would subject Landlord to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect (unless Tenant pays the resulting premium as provided in Section 10.3) or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord.

         10.2. Tenant agrees to carry fire insurance polices with extended coverage, with respect to Tenant's fixtures, and any leasehold improvements made by Tenant, in an amount equal to their replacement value. Landlord shall be named as an additional insured upon each such policy. Said policies shall contain a provision whereby the insurer agrees not to cancel such insurance without ten (10) days prior notice to Landlord. On or before the commencement date of this Lease, Tenant shall furnish Landlord with a certificate evidencing the aforesaid insurance coverage and renewals shall be furnished to Landlord within ten (10) days of the expiration date of such policy for which a policy was to have been furnished. In case a fire loss occurs, then and in such event if there is no loss to Landlord, the Landlord agrees to endorse any and all drafts in connection with such loss.

         10.3. Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or rent insurance policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waiver subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this Lease.

         In the event that Tenant shall be unable at any time to obtain any of the provisions referred to above in any of its insurance policies, Tenant shall cause Landlord to be named in such policy or policies as one of the assureds.

         Each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property by fire or other casualty (including rental value or business interest, as the case may be) occurring during the term of this Lease.

         This Paragraph shall not apply if it violates or invalidates the terms of any insurance coverage carried by either party.

         10.4. Tenant hereby agrees that in the event that the premium charged to Landlord for any and all insurance policies carried by Landlord and covering the Project, of which the Demised Premises are a part, shall increase as a result of any activity in the use of the Demised Premises by Tenant, whether or not consented to by Landlord, Tenant shall pay the cost of any such increase and such increase shall be paid within fifteen (15), days next following Landlord's billing of same.

         10.5. It is understood and agreed by Tenant that Tenant will comply at Tenant's sole cost and expense with all rules, regulations, ordinances or requirements of the Connecticut Board of Fire Underwriters or any other similar body having jurisdiction over the Building of which the Demised Premises are a part, with respect to the Demised Premises. Tenant shall not be responsible for any structural repairs or alterations unless such are required as a result of Tenant's use.

         10.6 Landlord shall maintain during the term of this Lease fire insurance policies with extended coverage in an amount equal to at least eighty percent (80%) of the replacement cost of the Building. Landlord shall also maintain liability insurance with respect to the Building and the Land in an amount of at least One Million Dollars ($1,000,000.00) on a flat limit basis.


                                   ARTICLE XI
                             RULES AND REGULATIONS

         11.1 Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations annexed hereto as Exhibit D, and such reasonable and lawful changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, which do not unreasonably affect the conduct of Tenant's business in the Demised Premises and which do not derogate the Tenant's use of the space.

         11.2. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants or conditions in any other Lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other Tenant or its employees, agents or visitors.

                                  ARTICLE XII
                             TENANT' S ALTERATIONS

         12.1. Tenant may from time to time during the term of this Lease, at its expense, make such alterations, installations, substitutions, improvements and decorations' (hereinafter collectively called "changes" and, as applied to changes provided for in this Article, "Tenant's Alterations") in and' to the Demised Premises, excluding structural changes, as Tenant may reasonably consider necessary for the conduct of its business in the Demised Premises, on the following conditions:

                  (i) The outside appearance or the strength of the Building or the Demised Premises or of any of their structural parts shall not be affected.

                  (ii) No part of the Building outside of the Demised Premises shall be physically affected.

                  (iii) The proper functioning of any of the air-conditioning, heating, or other mechanical, electrical, sanitary and other service systems of the Demised Premises and Building shall not be adversely affected by Tenant.

                  (iv) In performing the work involved in making such alterations, Tenant shall be bound by and observe all of the conditions and covenants contained in the following Sections of this Article.

                  (v) Before proceeding with any Tenant Alterations, including but not being limited to any change to the plumbing, air-conditioning, electrical, or ventilating systems, Tenant shall submit to Landlord plans and specifications for the work to be done, for Landlord's written approval, which shall not be unreasonably withheld or delayed.

         12.2. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Alterations to be performed in compliance therewith and with all applicable laws and requirements of public authorities, and with all applicable requirements of insurance bodies, and in good and workmanlike manner, using new materials and equipment at least equal in quality and grade to the original installations of the Building. Tenant's Alterations shall be performed in such manner as not to interfere unreasonably with or delay and (unless Tenant shall indemnify Landlord therefor) as not to impose any additional expense upon Landlord in the construction, maintenance or operation of the Building. Throughout the performance of Tenant's Alterations, Tenant, at its expense, shall carry, or cause to be carried, worker's compensation insurance and general liability insurance for any occurrence in or about the Building, of which Landlord and its agents shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Alterations and, on request, at reasonable intervals thereafter during the continuance of Tenant's Alterations. If any of Tenant's Alterations shall involve the removal of any fixtures, equipment or other property in the Demised Premises which are not Tenant's Property (as defined in Article XIII), such fixtures, equipment or other property shall be promptly replaced at Tenant's expense, with new fixtures, equipment or other property (as the case may be) of like utility and at least equal value unless Landlord shall otherwise expressly consent in writing.

         12.3. Tenant, at its expense and with diligence and dispatch shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Alterations which shall be issued by the then public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with Tenant's Alterations, including the liens of any conditional sales, or chattel mortgages upon or financing statements or security agreements affecting any materials, fixtures, or articles so installed in and constituting part of the Demised Premises and against all costs, expenses and liabilities incurred in connection with any such lien, conditional sale or chattel mortgage or financing statement or security agreement or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within fifteen (15) days after Landlord makes written demand therefor.


                                  ARTICLE XIII
                               TENANT'S PROPERTY

         13.1. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the term of this Lease, including but not limited to non-portable heating, plumbing, electrical, ventilating and air-conditioning equipment, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article expressly provided.

         13.2. All moveable partitions, other business and trade fixtures, and other machinery and equipment (excluding heating, air-conditioning and ventilating), communications equipment, sound, stereo or other electrical equipment and office equipment, which are installed in the Demised Premises by or for the account of Tenant, without expense to Landlord, and can be removed without structural damage to the Building and all furniture, furnishings and other articles of moveable personal property owned by Tenant and located in the Demised Premises (all of which are sometimes called "Tenant's Property") shall be and shall remain the property of the Tenant and may be removed by it at any time during the term of this Lease; provided, that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises or to the Building resulting from such removal.

         13.3. At or before the Expiration Date, or the date of any earlier termination of this Lease, or as promptly as practicable after such an earlier termination date, Tenant's Property, except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain to become the property of Landlord shall be removed by Tenant and Tenant shall repair any damage to the Demised Premises or the Building resulting from such removal.

         13.4. Any other items of Tenant's Property (except money, securities, and other like valuables, including computers or related equipment), which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit at Tenant's expense.

         13.5. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any personal property of any kind, owned by or placed in, upon or about the Demised Premises by the Tenant.

         13.6. Landlord shall not be liable for any damages to property of Tenant or of others located on the Demised Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise, except if caused by a negligent act of Landlord or his agents. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or snow or leaks from any part of the Demised Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, except if caused by a negligent act of Landlord or his agents. Landlord shall not be liable for any such damage caused by other tenants or persons in the Demised Premises, occupants or adjacent property to the Project or the public, or caused by operation in construction of any private, public or quasi-public work. All property of Tenant kept or stored in the Demised Premises shall be so kept or stored at the risk of Tenant only.


                                  ARTICLE XIV
                            REPAIRS MID MAINTENANCE

         14.1. Tenant shall take good care of the Demised Premises.

         14.2. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.

         14.3. Business machines and electronic, sound and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to the Demised Premises to such a degree as to be reasonably objectionable to Landlord shall be placed and maintained by the party owning the machines or equipment at such party's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration. In the event of any violation, Tenant shall be obligated to make such repairs to the Demised Premises and Building, resulting therefrom and to take all steps reasonably necessary to eliminate such noise or vibration.

         14.4. Tenant shall not move any safe1 heavy equipment or bulky matter in or out of the Building without the Landlord's prior written consent1 which consent Landlord agrees not to unreasonably withhold or delay. All such moving shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

         14.5. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by Law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building of the Demised Premises. Landlord agrees to use due diligence with respect thereto and shall perform work, except in case of emergency, at times reasonably convenient to Tenant and otherwise in such manner as will not materially interfere with Tenant's use of the Demised Premises.

         14.6. Tenant shall receive deliveries of goods and merchandise only in such manner, at such times and in such areas as will not unreasonably interfere with the operation of the Building or the tenants thereof.


                                   ARTICLE XV
                            INTERRUPTION OF SERVICES

         15.1. Landlord reserves the right, without any liability to Tenant therefor, to stop service of any of the heating, ventilating, air-conditioning, electric, sanitary, elevator, or any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accident, emergencies, strikes, or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control.

                                  ARTICLE XVI
                  ACCESS, CHANGES IN BUILDING FACILITIES, NAME

         16.1. Except for inside surfaces of the Demised Premises any access to the lobby and to elevators of the Building, including exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are reserved to Landlord.

         16.2. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demised walls, bearing columns and ceilings of the Demised Premises.

         16.3. Landlord or Landlord's agent shall have the right, upon request, to enter and/or pass through the Demised Premises or any part thereof, after notice and at reasonable times during reasonable hours, (i) to examine the Demised Premises and to show them to the fee owners, holders of mortgages, or prospective purchasers, mortgagees, or lessees of the Building as an entirety, and (ii) for the purpose of making such. repairs or changes or doing such repainting in or to the Building or its facilities as may be provided for by this Lease or as Landlord may be required to make by law or in order to repair and maintain the Building or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting or maintenance, without liability to Tenant. Landlord shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances or emergency affecting the Demised Premises or the Building.

         16.4. During the period of six (6) months prior to the expiration date of this Lease, Landlord may exhibit the Demised Premises to prospective tenants.

         16.5. Landlord reserves the right, at any time after completion of the Building, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, and stairways thereof, as it may deem necessary or desirable except that such changes will not interfere with Tenant's access to the Demised Premises, or use thereof.


                                  ARTICLE XVII
                              NOTICE OF ACCIDENTS

         17.1. Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises for which Landlord might be liable, (ii) all fires in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.


                                  ARTICLE XVIII
                  INSURANCE, NON-LIABILITY AND INDEMNIFICATION

         18.1. Landlord shall not be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage, or loss, unless caused by or due to the negligent act or omission of Landlord, provided, however, that with respect to injury, damage or loss resulting from causes set forth in Article 10.3., the waiver by Tenant provided in Article 10.3 shall govern. No property, other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purposes herein permitted, will be brought upon or be kept in the Demised Premises.

         18.2. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from the conduct or management of the Demised Premises by Tenant, or of any business therein by Tenant, or any work or thing whatsoever done or any condition created by Tenant in or about the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord, by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding.

         18.3. In addition to the foregoing indemnification, Tenant agrees that Tenant will, at its own costs and expense, maintain insurance protection and indemnify Landlord and Tenant against any and all claims for injury and damage to persons or property or for the loss of life or property occurring on, in or about the Demised Premises, and arising out of the act, negligence, omission, non-feasance, or malfeasance, of Tenant, its employees, agents, contractors1 customers, licensees and invitees. Such insurance shall be carried in a minimum amount of $5,000,000.00 combined single limit and property damage per occurrence. All such insurance shall be issued by insurers of recognized responsibility authorized to do business in the State of Connecticut and shall name Landlord as an additional insured and contain a provision whereby the insurer agrees not to cancel such insurance without ten (10) days prior notice to Landlord. On or before the commencement date of this Lease, Tenant shall furnish Landlord with a certificate evidencing the aforesaid insurance coverage and renewals shall be furnished to

Landlord within ten (10) days of the expiration date of such policy for which a policy was to have been furnished.

         18.4. This Lease and the obligations of either party hereunder (except for payment of money) shall be in no wise affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls or shortages of fuel, supplies or labor resulting therefrom, or other like causes beyond Landlord's reasonable control.


                                  ARTICLE XIX
                             DESTRUCTION OR DAMAGE

         19.1. If the Building or the Demised Premises shall be damaged or destroyed by fire or other casualty, and this Lease shall not have been terminated as provided in Paragraph 19.3., Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises, at his expense, with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of Tenant's Property or any alteration or leasehold improvements made by Tenant.

         19.2. If the Demised Premises shall be partially damaged or partially destroyed by fire or other casualty, the rents payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable and for the period from the date of such damage or destruction to the date the damage shall be repaired or restored.

         19.3. If the Building or the Demised Premises shall be substantially damaged or destroyed by fire or other casualty, then in either such case, Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the casualty, which notice shall be given as in this Lease provided, and thereupon the term of this Lease shall expire by lapse of time upon the thirtieth (30th) day after notice is given and Tenant shall vacate the Demised Premises and surrender the same to Landlord. The Demised Premises and/or Building (whether or not the Demised Premises are damaged), shall be deemed substantially damaged or destroyed if Landlord is required by expend thirty (30%) percent or more of the full replacement value of (a) the Building or (b) thirty (30%) percent or more of the full replacement value of the Demised Premises immediately prior to such damage and destruction.


                                   ARTICLE XX
                                 EMINENT DOMAIN

         20.1. If the whole of the Building or any part of the Demised Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title in such condemning authority (which date is hereinafter also referred to as the date of taking), and the rents shall be prorated and adjusted as of such date.

         20.2. If any part of the Building, not including any part of the Demised Premises, shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, then at the Landlord's sole option to be exercised within thirty (30) days after the effective date of such taking, this Lease shall terminate as of the date of taking and the rents shall be prorated and adjusted as of such date.

         20.3. In the event of any taking, partial or whole, provided for in this Article, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be and remain the sole and exclusive property of the Landlord, and Tenant shall not be entitled to any portion of such award, judgment or settlement received by Landlord from such condemning authority. Tenant, however, may pursue its own claim against the condemning authority for any damage or award permitted under the laws of the State of Connecticut to be paid to the Tenant without diminishing or reducing the award, judgment or settlement receivable by Landlord.


                                  ARTICLE XXI
                                   SURRENDER

         21.1. On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition, and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease.


                                  ARTICLE XXII
                                TENANT'S DEFAULT

         22.1. If Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or any involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or if a petition shall be filed by or against Tenant under the organization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or if a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then, Landlord, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for sixty (60) days, may give Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effects as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Section 22.3.

         22.2. If Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for ten (10) days after notice or if Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty (30) days if Tenant shall not (i) within said thirty (30) day period advise Landlord of Tenant's intention to institute all steps necessary to remedy such situation, (ii) duly institute within said thirty (30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within such time after the date of the giving of said notice of Landlord as shall reasonably be necessary, or if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article VIII, or if Tenant shall abandon the Demised Premises (unless as a result of a casualty), then in any of said cases set forth above, Landlord may (in addition to any and all rights at law or in equity) re-enter and remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         22.3. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part hereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its discretion may deem advisable; and, upon each such reletting, all rentals received by the Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, of any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur, by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual fixed rental and additional rents paid by Tenant from the commencement of the term to the time of default.

         22.4. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, and/or claim of injury or damage.

         22.5. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease.


                                 ARTICLE XXIII
                                    WAIVERS

         23.1. Without limiting the generality of any of the foregoing provisions of this Lease, Tenant hereby waives any and all claims of any kind, nature, or description against Landlord arising out of a failure of Landlord from time to time to furnish any of the services required to be furnished by Landlord under this Lease, including specifically, but without limitation, air-conditioning, heat, electricity, elevator service and toilet facilities, so long as the causes of any such failure are beyond the control of the Landlord and not due to his negligence.

         23.2. If Tenant is in arrears in payment of fixed rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by

Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

         23.3. Tenant hereby acknowledges that this Lease constitutes a commercial transaction, as such term is used and defined in Section 52-278a of the Connecticut General Statutes, as amended.


                                  ARTICLE XXIV
                       NO OTHER WAIVERS OR MODIFICATIONS

         24.1. The waiver by either party of any breach by Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

         24.2. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part1 unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

         24.3. The following specific provisions of this section shall not be deemed to limit the generality of any of the foregoing provisions of this Article.

                  (a) No agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agents shall not operate as a termination of this Lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of Tenant's property in connection with such subletting.

                  (b) The receipt by Landlord of rent with knowledge of breach of any obligation of this Lease shall not be deemed a waiver of such breach.

                  (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.


                                  ARTICLE XXV
                   CURING TENANT'S DEFAULTS, ADDITIONAL RENT

         25.1. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and~at the expense of Tenant, without notice, in a case of emergency and in any other case only if such default continues after the expiration of (i) ten (10) days from the date Landlord gives Tenant notice of intention so to do, or (ii) the applicable grace period provided in Section 22.2 or elsewhere in this Lease for cure of such default, whichever occurs later.

         25.2. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collection or endeavoring to collect the fixed rent or additional rent or any part hereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished, or rendered, by Landlord to Tenant monthly, or immediately, at Landlord's option, and, shall be due and payable in accordance with the terms of such bills, as additional rent.


                                  ARTICLE XXVI
                                     BROKER

         26.1. Tenant covenants, warrants and represents that there was no broker involved in this Lease.


                                 ARTICLE XXVII
                                    NOTICES

         27.1. Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing, (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if sent by certified mail, return receipt requested, addressed to the other party at the address hereinafter set forth, and shall be deemed to have been given, rendered or made on the day so mailed, unless mailed outside of the State of Connecticut, in which case it shall be deemed to have been given, rendered or made on the expiration of the normal period of time for delivery of mail from the post office of origin to the post office of destination. Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demand or other communications intended for it.

         27.2. Address of Tenant to which notices shall be sent:

                           Attn.:   Dean Yimoyines
                           Opticare Eye Health Center, P.C. - Waterbury
                           87 Grandview Avenue
                           Waterbury, CT  06708


         27.3. Address of Landlord to which notices shall be sent:

                           French's Mill Associates II
                           c/o Drubner, Hartley, O'Connor & Mengacci
                           P.O. Box 346
                           Waterbury, CT  06720


                                 ARTICLE XXVIII
                    ESTOPPEL CERTIFICATE, MEMORANDUM OF LEASE

         28.1. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) day's prior notice, to execute and deliver to the other, a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it' being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

         28.2. At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording in accordance with the statutes of the State of Connecticut, which shall contain the commencement date of this Lease. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease. In no event shall this Lease be recorded and if Tenant records this Lease in violation of the terms hereof, Landlord shall have the option to terminate this Lease upon notice to Tenant.


                                  ARTICLE XXIX
                                 REPRESENTATIONS

         29.1. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. This Lease and said other written agreements made concurrently herewith are hereinafter referred to as the Lease Documents. It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the Lease Documents, which alone fully and completely express their agreement and that the same are entered into after full investigation, neither party relying upon any statement or representation not embodied in the Lease Documents, made by the other.

         29.2. If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         29.3. This Lease shall be governed in all respects by the laws of the State of Connecticut.


                                   ARTICLE XXX
                           LIMITATIONS OF OBLIGATIONS

         30.1. The obligation of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to except that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article XXII. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, and/or Land as owner or lessee thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Building, but only with respect to the period ending with a subsequent transfer within the meaning of this Article.

         30.2. If Landlord shall be an individual, joint venture, tenancy in common, co-partnership, unincorporated association or other unincorporated aggregate of individuals and/or entitled or a corporation, Tenant shall look only to such Landlord's estate and property in the Building, and/or Land (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder to Tenant's use or occupancy of the Demised premises.


                                  ARTICLE XXXI
                             CONSTRUCTION OF LEASE

         31.1. The various terms which are defined in other Articles of this Lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Article and such Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

         31.2. The Article headings in this Lease and the Index prefixed to this Lease are inserted only as a matter of convenience in reference and are not to be given any effect whatsoever in construing this Lease.

         31.3. The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.


                                 ARTICLE XXXII
                                     WASTE

         32.1. Tenant shall not commit or suffer to be committed any waste upon the Demised Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building in which the Demised Premises may be located.

         32.2. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.


                                 ARTICLE XXXIII
                      JANITORIAL SERVICES AND TRASH REMOVAL

         33.1. Tenant shall be solely responsible for keeping the Demised Premises clean by the use of its own janitorial service, and it is understood and agreed that no part of said janitorial cost shall be borne by the Landlord. Any and all personnel employed by Tenant to perform janitorial services shall be bonded, and at Landlord's request, Tenant will furnish Landlord with satisfactory evidence of its compliance with this provision.


                                 ARTICLE XXXIV
                                    PARKING

         34.1. The Tenant shall have the right to use in common with others the parking areas adjacent to the Demised Premises as shown on Exhibit B.

         The Landlord shall have the right to designate employee parking areas in which the employees of the Tenant shall be required to park, as shown on Exhibit B.

         The Tenant, its employees and agents, shall be prohibited from parking in the area shown as "Patient/Customer Parking" on Exhibit "B".


                                  ARTICLE XXXV
                                    SIGNAGE

         35.1. The Tenant shall have the right to add its name to the signage on Robbins Street and shall contract Dave Watterworth Signs to do so. The Tenant shall also have the right to place a sign on the outside of the Building next to the entrance and in the lobby of the Building. Such signage will conform to the architectural decor of the Building and will comply to all local sign ordinances, and is subject to the Landlord's written approval. Tenant will be fully responsible for all costs and liability pertaining to its erection, maintenance and removal of such signs.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                    LANDLORD:
                                       FRENCH'S MILL ASSOCIATES II

/s/                                    By      /s/ Dean Yimoyines
-----------------------------               -----------------------------------
                                                Dean Yimoyines,
/s/                                             A General Partner
-----------------------------

                                       TENANT:
                                       OPTICARE EYE HEALTH
                                       CENTER, P.C. - WATERBURY

/s/                                    By       /s/ Dean Yimoyines
-----------------------------                ----------------------------------
                                                Dean Yimoyines,
/s/                                             Its President
-----------------------------

                                     RIDER I

                        ADJUSTMENT OF FIXED MINIMUM RENT


         The fixed minimum annual rental shall be adjusted after the first five
(5) years of the leasehold term and every five (5) years thereafter, including any option term exercised by Tenant, based upon the fair market value appraisal of the rent on each adjustment date in accordance with the procedure hereinafter set forth. In no case shall the increase in rent for each adjustment period be less than a fifteen (15%) percent increase over the then existing rent, nor shall the increase be more than thirty (30%) percent of the then existing rent.

         Said adjustment shall be determined as follows:

         Prior to the expiration of ninety (90) days from the commencement of each adjustment period, the Tenant shall deliver to the Landlord a short form appraisal report prepared by a recognized real estate appraiser who shall have the designation MAI (Member American Institute of Real Estate Appraisers). Said report shall contain the fair market value rent for the demised premises, reduced to a square footage rental which shall be multiplied by 4,170 square feet to arrive at the adjusted annual rent.

         If the Landlord does not wish to accept said adjusted rent as set forth in said appraisal report, the Landlord shall have thirty (30) days to obtain his own real estate appraisal prepared by an MAI on the same basis as set forth hereinabove.

         If the two appraisals are within ten (10%) percent, then they shall be averaged and that figure shall constitute the adjusted rent. If the two appraisals are not within ten (10%) percent, then the two appraisers shall meet and if they can not agree upon a fair rental value, they shall appoint a third appraiser who shall have thirty (30) days to prepare an appraisal report and the fair market value in said report shall be binding upon the parties thereto and shall constitute the adjusted rent, unless said third appraisal is less than the lower appraisal or higher than the higher appraisal. In such event, it shall be added to the other two and the adjusted rent shall be the average of all three.

         In the event that the two appraisers can not agree upon a third appraiser, the selection shall be made by the then current President of the Connecticut Chapter of the Society of Real Estate Appraisers.

         In the event that said appraisal procedure shall not be complete, for any reason, prior to the commencement of any adjustment period, then, in that event, the pre-existing rent shall be paid until the procedure is complete and the adjusted portion of the rent shall be paid retroactively to the commencement of the adjustment period. Said retroactive payment shall be made within ten (10) days of the resolution of the rent adjustment procedure.

         Notwithstanding anything to be contrary, in the event that either party does not provide an appraisal report within the time periods set forth, then, in that event, the rent for the adjustment period for which the reports are required shall be as set forth in whichever appraisal report has been provided. It is understood that time is of the essence in providing said reports.

         It is agreed that each party shall pay for its own appraisal report and in the event a third appraisal is necessary, the costs thereof shall be borne equally.

                                   EXHIBIT A


         That certain piece or parcel of land situated on the northerly side of Robbins Street, the Northerly side of Robinwood Road and the westerly side of Grandview Avenue in The City of Waterbury, Connecticut, being shown as Parcel B (Revised) on a map entitled "Map of Land of Norman S. Drubner, Trustee, Waterbury, Conn., showing Parcels A & B (Revised), The A.J. Patton Co., Surveyor, Waterbury, Conn., October 28, 1983 bounded and described as follows:
Beginning at a point marking the intersection of the northerly line of Robbins Street with the westerly line of Grandview Avenue, said point being the southeasterly corner of the within described land, thence running westerly in the northerly line of Robbins Street and in a line curving to the left having a radius of 1174.07 feet, a distance of 59.46 feet to a point of tangency, thence running in the northerly line of Robbins Street and tangent to the curve S69(degree)- 19'-l0"W 238.89 feet to a point of curve, thence running westerly in the northerly 1ine of Robbins Street and in a line curving to the left having a radius of 409.44 feet, a distance of 48.07 feet to a point of reverse curve, thence running westerly in a line curving to the right which connects the northerly line of Robbins Street with the northerly line of Robinwood Road having a radius of 89.00 feet a distance of 43.73 feet to a point of tangency, thence running in the northerly line of Robinwood Road and tangent to the curve N89(degree)-15'-15'W 86.39 feet to land now or formerly of Francis B. & Genevieve C. Buckmiller, thence running in line of land now or formerly of Francis B. & Genevieve C. Buckmiller N20(degree)-20'-24'W 76.96 feet, N19(degree)-27'-20'W 110.24 feet, S73(degree)-29'-54'W 100.20 feet and
S33(degree)-43'-45'W 61.93 feet to land now or formerly of Raymond Shugrue et al., thence running in line of land now or formerly of Raymond Shugrue et al. N19(degree)-49'-15'W 21.76 feet, thence running in line of land now or formerly of Raymond Shugrue Et al. and land now or formerly of Francis A. & Daniel J. Learey N89(degree)-15'-15'W 88.50 feet to a 40' passway, thence running in the easterly line of a 40' Passway N23(degree)-29'-20'W 96.85 feet to land now or formerly of Maurice Fabiani & Eugene Pesce, thence running in line of land now or formerly of Maurice Fabiani & Eugene Pesce N56(degree)-43'-40"E 137.38 feet, N6l(degree)-53'-40"E 66.15 feet and N54(degree)-19'-42"E 116.49 feet to land now or formerly of Gerard H. Theroux, thence running in line of land now or formerly of Gerard H. Theroux N30(degree)-31'-34"E 31.67 feet to Parcel A (Revised) as shown on said map, thence running in line of said Parcel A (Revised) S20(degree)-40'-29"E 63.50 feet, S14(degree)-32'-20"E 89.45 feet,
S20(degree)-40'-29"E 53.44 feet, N69(degree)-19'-31"E 305.00 feet,
N20(degree)-40'-29'W 10.00 feet and N69(degree)-19'-31"E 73.84 feet to
Grandview Avenue, thence running in the westerly line of Grandview Avenue S20(degree)-08'-50"E 237.61 feet to Robbins Street and the point of beginning.

                                    EXHIBIT B

[Map of Premises]

                                    EXHIBIT C

[Map of Premises]

                                    EXHIBIT D

                              RULES AND REGULATIONS



         1. The rights of tenants in the entrances, corridors, and elevators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants; in such manner as it deems best for the benefit of the tenants generally.

         2. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant.

         3. No awning or other projection over or around the windows and doors shall be installed by any tenant, and only such window blinds as are permitted by the Landlord shall be used in a tenant's premises. Any floor covering shall be laid in tenant's premises only in a manner approved by the Landlord.

         4. No machinery or mechanical equipment other than ordinary portable business machines, may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so accepted or as so consented to by the Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

         5. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the

Building or the premises, or the use or enjoyment by any other tenant of any of the premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind, which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

         6. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

         7. There shall be no smoking permitted within the Building.

         8. The Landlord reserves the right to rescind, alter or waiver any rule or regulation at any time prescribed for the Building, when in its judgment it deems it necessary, desirable or proper for its best interest and for the best interest of the tenant, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.